EXPERTELLIGENCE, INC.
203 Chapala Street
Santa Barbara, California  93101x


President's Letter



Dear Stockholder,

This past year has been very busy for ExperTelligence. We have worked on a number of substantial consulting contracts for companies like Harris InfoSource (we won the Net Market A Ranking award for them as a top 100 E-Commerce site), Sony and Microsoft.

Most notably, the Company completed the construction of our new
WebData.com database portal. We simultaneously announced the WebDataNetwork to complement the WebData portal. We have applied for a patent for our WebData 4D interface to database sites. We plan to change the way people search for data on the World Wide Web.

The Company has nurtured its relationships with strategic partners such as CAERE, in order to improve its strength in ExperForm software. The Company continues to build on our ground breaking Internet database web server "WebBase", first delivered in 1995. As the Internet continues to grow by leaps and bounds we are on planning to be a big player in database solutions. Our products and services are directly in tune with what the real world needs today.

Internet stocks are very much the hot item in today's market's but we have longevity. This is not by accident. It takes incredible flexibility to adapt to the rapidly changing face of the Internet.

I am proud of the fine job all of our employees are doing for you, the shareholder.



Denison Bollay
President and Chairman of the Board
January 1999

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the issuer, EXPERTELLIGENCE, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, February 3, 1999 at 8:00 P.M. Pacific time, at the Corporate offices of ExperTelligence, Inc., 203 Chapala Street, Santa Barbara, California. A form of proxy for the Annual Meeting is enclosed, which you may use to indicate your vote as to each of the matters described in this proxy statement. For this year's annual meeting ExperTelligence is also providing you the additional option of voting your proxy by the Internet. Stockholders can vote by using the Internet or you can choose to mail your signed proxy card to ExperTelligence. If you choose to vote electronically, your voting instructions will be confirmed before your Internet connection terminates. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted. Any proxy given by a shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by executing a proxy bearing a later date, or by voting in person at the Annual Meeting. The proxy statement and the accompanying form of proxy were mailed to security holders commencing January 7, 1999 together with the Company's Annual Report.

January 6, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding 1,471,921 shares of Common Stock and 159,244 shares of Preferred Stock. Each share of Common Stock or Preferred Stock entitles the holder to one vote on each matter presented at the Annual Meeting.

If any holder of Common Stock has given notice at the Annual Meeting prior to the voting for election of directors that he intends to cumulate his votes, each holder of Common Stock (or any proxy acting on behalf of such shareholder) will be entitled to cumulate his votes and give any candidate whose name has been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected by such holders of Common Stock multiplied by the number of his shares, or to distribute his votes among as many such candidates as he sees fit. The candidates receiving the highest number of votes from the holders of Common Stock, up to the number of directors to be elected by such holders, shall be elected.

The entire cost of preparing, assembling, printing and mailing this proxy statement and the enclosed form of proxy, and the cost of soliciting proxies relating to the Annual Meeting., will be borne by the Company. The Company will request banks and brokers to solicit their customers who own beneficially shares held of record in names of nominees, and will reimburse such banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

The executive offices of the Company are located at 203 Chapala Street, Santa Barbara, California 93101.

ELECTION OF DIRECTORS

The three (3) persons described in the following table will be nominated by Management at the annual meeting for election as Directors of the Company, to hold office for one year and until their respective successors are elected and qualified. Unless instructed otherwise, the persons named in the accompanying Proxy will vote FOR as many of such Management nominees as possible so as to elect the maximum number of such Management nominees, all within such proxy holders' discretion.

                            COMMON
                          STOCK OWNED
                         BENEFICIALLY      PERCENT
NAME               AGE  ON MAY 16,1994     OFCLASS

DENISON W. BOLLAY	 46      395,463          24.2%
Mr. Bollay is the founder and has been the President of the Company and Chairman of its Board of Directors since March 1980. He received his Bachelor of Science Degree in Engineering in 1974 from Harvey Mudd College.

ROBERT REALI       38       45,000

Mr. Reali has served as Director since August 1988. He attended UCSB, studying Computer Science and has been with the Company since 1980. He is currently a senior programmer and Product Manager.

TRYGVE DURYEA      43

Mr. Duryea has been the CEO / President of several companies since his invention of an industry standard product in 1975. Been active in mergers / acquisitions, venture capital, business start-ups;
business development, and run think tanks for CEO's. He has taught at the college level, founded several businesses to include a non-profit organization for terminally ill children, sits on several corporate boards and is a Chairman for The Executive Committee. Currently he holds the position of Chairman / President, Retained Earnings, a mergers / acquisition and business consulting firm in Santa Barbara, CA.

THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors met on 4 occasions during fiscal year 1998. All Directors attended at least 2/3 of the meetings of the Board.

During fiscal 1998 the Board did not have a standing audit, nominating or compensation committee.

MANAGEMENT REMUNERATION AND TRANSACTIONS

The following table shows with respect to the most highly paid executive officer of the Company and with respect to all 2 directors and officers as a group, the current aggregate annual cash and cash-equivalent forms of remuneration received from the Company exceeding $60,000.

                                 Salaries, Fees,
                                  Commissions
Name              Capacity        and Bonuses     Other Benefits

Denison Bollay President & Chairman
                 of the Board     $151,200       Health Ins $ 5,407
Robert Reali	Secretary	    $ 66,000       Health Ins $ 5,334

Officer and Directors
  as a Group                      $217,200       Health Ins $10,741


INFORMATION REGARDING STOCK OWNERSHIP

On January 6, 1999, no person owned beneficially more than five percent (5%) of the outstanding shares of stock of the Company except as set out below.

                       No. of                  No. of
Name and Address       Common      % of      Preferred             % of
Beneficial Owner    Shares Owned  Shares       Shares          Owned Shares

Denison Bollay,       395,463     24.2%
850 Rockbridge
Montecito, CA
BNP Venture,                               150,000              9.2%
c/o Bank of the West,
50 W. San Fernando
 San Jose, CA
Two Officers and
Directors as Group    440,463     28.3%


RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has selected McGowan Guntermann to act as the auditors and to audit the books of account and other records of the Company for the fiscal year ended September 30, 1999.

The Board of Directors recommends that the shareholders of the Company vote FOR the ratification of the appointment of McGowan Guntermann as
independent auditors for the purpose set forth above.   Ratification
requires the affirmative vote of a majority of the shares represented and voting at the Annual Meeting.

STOCKHOLDER PROPOSALS

At the time of the preparation of this proxy statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

Stockholders who wish to present proposals for action at the 1999
Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this proxy statement. Proposals must be received by the Secretary no later than December 15, 1999, for inclusion in next year's proxy statement and proxy card.

By Order of the Board of Directors
Robert W. Reali
Secretary
Santa Barbara, California
January 6, 1999

EXPERTELLIGENCE, INC
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
February 3, 1999

The undersigned, a shareholder of EXPERTELLIGENCE, Inc., (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated January 6, 1999, and appoints Denison W. Bollay and Robert W. Reali, or any one of them, with full power of substitution, as attorneys and proxies of the undersigned, and in the undersigned's name, place and stead, to represent and vote all shares of Common Stock of the Company owned by the undersigned at the close of business on January 6, 1999, or with respect to which the undersigned might be entitled to vote, at the Annual Meeting of the Shareholders of the Company to be held on February 3, 1999, or at any adjournment or adjournments thereof; and the undersigned hereby instructs said attorneys and proxies to vote as follows:
 ***To Vote by Internet - see instructions***

(1)  Election of Directors

FOR [  ] all nominees listed below (except as indicated to the contrary below)

WITHHOLD AUTHORITY    [  ]   to vote for all nominees listed below

NOMINEES: Denison W. Bollay, Robert Reali and Trygve Duryea

To withhold authority to vote for any individual nominee print the name(s) in the space provided below.

(2)FOR [  ] or  AGAINST  [  ]    or  ABSTAIN  [  ]      from voting for
the approval of the appointment by the Board of Directors of McGowan Guntermann, independent certified public accountants, as auditors of the Company.

(3) In accordance with the judgment of the persons named in this Proxy upon any and all such other business for 1998 as may properly come before the meeting.

UNLESS INSTRUCTED OTHERWISE, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF THE DIRECTORS, AND FOR THE APPROVAL OF THE APPOINTMENT OF MCGOWAN GUNTERMANN AS AUDITORS, AND IN THE MANNER TO BE DETERMINED AT THE DISCRETION OF THE PROXY HOLDERS AS TO THE OTHER MATTERS PROPERLY BROUGHT BEFORE THE MEETING.

Dated:_____________, 1999          Print Name ______________________

                                      IMPORTANT -- E-Mail Address:

Signature   _______________________

Number of Voting Shares  ___________



VOTE BY INTERNET

Your internet vote authorizes the Proxy Committee to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.


TO VOTE BY INTERNET: THE WEB ADDRESS IS :  http://www.exgp.com/proxy